UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 2, 2014

Spirit Realty Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

(a)  On June 2, 2014, Spirit Realty Capital, Inc. (the “Company”) held its 2014 annual meeting of stockholders (the “Annual Meeting”). As of March 31, 2014, the record date for the Annual Meeting, there were 370,732,369 common shares outstanding and entitled to vote at the Annual Meeting. The Company solicited proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934.

At the Annual Meeting, the Company's Stockholders (i) elected: Kevin M. Charlton, Todd A. Dunn, David J. Gilbert, Richard I. Gilchrist, Diane M. Morefield, Thomas H. Nolan, Jr., Sheli Z. Rosenberg, Thomas D. Senkbeil, Nicholas P. Shepherd to the Company's Board of Directors (the "Board"), (ii) ratified the appointment of Ernst and Young LLP as the Company's independent public accounting firm, (iii) approved, on an advisory basis, the compensation of the Company's Named Executive Officers ("NEO's"), (iv) approved, on an advisory basis, a frequency of one year for future advisory votes on the compensation of our NEO's.

(b)  The results of the matters voted upon at the Annual Meeting were as follows:

Proposal 1: Election of Directors as described in the Proxy Statement

Proposal 1 considered at the Annual Meeting was the election of nine directors to serve on the Board until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified.

The nominees as described in the Company's proxy statement filed with the Securities and Exchange Commission on April 8, 2014 (the "Proxy Statement"), were elected with the following voting results:

Directors	Voted For	Votes Withheld	Abstentions	Broker Non-Votes
Kevin M. Charlton	224,005,517	897,705	—	65,153,961
Todd A. Dunn	222,913,199	1,990,023	—	65,153,961
David J. Gilbert	223,175,113	1,728,109	—	65,153,961
Richard I. Gilchrist	224,248,439	654,783	—	65,153,961
Diane M. Morefield	222,944,459	1,958,763	—	65,153,961
Thomas H. Nolan, Jr.	215,126,080	9,777,142	—	65,153,961
Sheli Z. Rosenberg	193,131,084	31,772,138	—	65,153,961
Thomas D. Senkbeil	223,157,551	1,745,671	—	65,153,961
Nicholas P. Shepherd	219,317,055	5,586,167	—	65,153,961

Proposal 2: Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ended December 31, 2014 as described in the Proxy Statement.

Proposal 2	Votes For	Votes Against	Abstentions	Broker Non-Vote
Ratification of Ernst & Young	286,401,252	3,216,149	439,782	—

Proposal 3: Advisory vote to approve the compensation of the Company's named executive officers as described in the Proxy Statement.

Proposal 3	Votes For	Votes Against	Abstentions	Broker Non-Vote
Advisory Executive Compensation vote	222,067,136	2,045,692	790,394	65,153,961

Proposal 4: An advisory vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers described in the Proxy Statement.

Proposal 4	Every Year	Every two years	Every three years	Abstentions	Broker Non-Vote
Advisory say-on-pay frequency vote	204,788,913	446,484	18,977,449	690,376	65,153,961

(c) Not applicable.

(d) At a meeting held on June 3, 2014, the Board of Directors reviewed the final voting results and determined until the next required stockholder vote on the frequency of stockholder votes on executive compensation, or the Board's determination otherwise, to hold a stockholder advisory vote on executive compensation every year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael A. Bender
Michael A. Bender Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial and Accounting Officer)
Date: June 4, 2014